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                                  Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT
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                                  Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in the Registration Statement of Klamath First Bancorp, Inc. on Form S-8 (File No. 333-4002) of our report dated October 30, 1997, on the financial statements appearing in the Annual Report to stockholders of Klamath First Bancorp, Inc. for the year ended September 30, 1997.


/s/ DELOITTE & TOUCHE LLP

Portland, Oregon
December 23, 1997

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